FORMCAP CORP.

FORM 8-K

( Current report filing )

Filed 10/30/09 for the Period Ending 10/30/09


Address		50 WEST LIBERTY STREET
		SUITE 880
		RENO, NV 89501

Telephone	775-322-0626

CIK		0001102709

Symbol		FRMC

SIC Code	7372 - Prepackage Software

Fiscal Year	12/31




UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report ( Date of Earliest Event Reported ) : October 30, 2009

	FORMCAP CORP.
( Exact name of registrant as specified in its charter )

	Nevada
( State or Other Jurisdiction of Incorporation )

	0 - 28847
( Commission File Number )

	1006772219
( I. R. S. Employer Identification No. )

50 West Liberty Street, Suite 880, Reno, NV 89501
( Address of principal executive offices, including zip code. )

	775-322-0626
( Registrant's Telephone Number, Including Area Code )

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CRF 240.14d-2(b) )

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CRF 240.13e-4(c) )




Item 8.01  Other Events.

(a)	On October 15, 2009, the Registrant (the "Borrower")
and Rich Investments Ltd. (the "Lender") signed a Loan
Agreement (the "Loan Agreement").

The Lender has agreed to advance to the Borrower by way of loan, and the Borrower has agreed to borrow from the Lender, the sum of USD$400,000 (the "Principal Sum") on the terms and conditions set forth in the Loan Agreement.

The Principal Sum will bear interest at the rate of 12% per annum calculated semi annually, not in advance from the date of advance of the Principal Sum provided however that, notwithstanding the foregoing rate of interest and the date of repayment of the Principal Sum, a minimum of USD$12,000
(the "Minimum Interest") will be payable by the Borrower to the Lender on account of interest on the Principal Sum.

The Lender shall be entitled to, at anytime during the term of this Loan Agreement before repayment of the Principal
Sum and by notice in writing to the Borrower without special form, convert the outstanding Principal Sum of 400,000 units of the Borrower, each such unit consisting of one (1) fully paid common share in the capital of the Borrower and one (1) purchase warrant for a further free-trading common share exerciseable at USD$0.35 for a period of two (2) years from the issuance of the warrant.

The Principal Sum, together with all accrued but unpaid interest, is repayable by the Borrower to the Lender on or before April 15, 2010 (the "Due Date").

(b)	On August 28, 2009, the Registrant and Calderan
Ventures Ltd. (collective the "Borrower") and Leare
Developments Ltd. (the "Lender") signed a Loan Agreement
(the "Loan Agreement").

The Lender has agreed to advance to the Borrower by way of loan, and the Borrower has agreed to borrow from the Lender, the sum of USD$60,000 (the "Principal Sum") on the terms and conditions set forth in the Loan Agreement.

The Principal Sum will bear interest at 12% per annum compounded annually, not in advance, such interest to accrue and to be paid on the due date.

The Principal Sum, together with accrued but unpaid interest, is repayable by the Borrower to the Lender on or before October 30, 2009.

The Principal Sum will be secured by a pledge by Calderan
Ventures of 250,000 common shares of FormCap Corp., such shares to be forfeited without further notice or documentation in the event of a default by the Borrower.
The pledge will be returned to Calderan Ventures on full payment of the Principal Balance and all accrued and outstanding interest, fees or costs.




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


      FORMCAP CORP.


Date : October 30, 2009	 /s/  Graham Douglas
			--------------------
		By :	    Graham Douglas
			    Director / Secretary